Supplement to the
Fidelity's New York Municipal Money Market Funds
April 1, 2022
Prospectus

On July 14, 2022, the Board of Trustees approved removing the principal investment strategy to “normally not invest in municipal securities whose interest is subject to the federal alternative minimum tax” from Fidelity® New York AMT Tax-Free Money Market Fund effective September 14, 2022.

Reorganization. The Board of Trustees of Fidelity New York Municipal Trust II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® New York Municipal Money Market Fund and Fidelity® New York AMT Tax-Free Money Market Fund.

Each fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

As a result of the proposed Reorganization, shareholders of Fidelity® New York Municipal Money Market Fund would receive Fidelity® New York AMT Tax-Free Money Market Fund, a class of shares of Fidelity® New York AMT Tax-Free Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® New York Municipal Money Market Fund in exchange for corresponding shares of Fidelity® New York AMT Tax-Free Money Market Fund equal in total value to the total value of shares of Fidelity® New York Municipal Money Market Fund. After the exchange, Fidelity® New York Municipal Money Market Fund will distribute the Fidelity® New York AMT Tax-Free Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® New York Municipal Money Market Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 16, 2022. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® New York Municipal Money Market Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

In connection with the Reorganization, effective after the close of business on September 9, 2022, new positions in Fidelity® New York Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on September 9, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 9, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 9, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

For more detailed information, please contact Fidelity at 1-800-544-8544.

On July 14, 2022, the Board of Trustees approved name changes for Fidelity® New York AMT Tax-Free Money Market Fund and class. Effective after close of business on September 16, 2022, Fidelity® New York AMT Tax-Free Money Market Fund will be renamed Fidelity® New York Municipal Money Market Fund and the class will be renamed Premium.

The following information replaces similar information for Fidelity® New York Municipal Money Market Fund (formerly Fidelity® New York AMT Tax-Free Money Market Fund) found in the “Shareholder Information” section under the “Dividends and Capital Gain Distributions” heading.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase.

Shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

Shares redeemed by a wire order prior to 12:00 noon Eastern time generally earn dividends through the day prior to the day of redemption.

Shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Money market funds that allow wire purchases reserve the right to change the time of day by which wire purchase and redemption orders for shares must be placed for purposes of earning dividends.

NYS-22-02 1.475779.143	September 19, 2022